               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                    Concord Fabrics Inc.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                              CONCORD FABRICS INC.
                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                ---------------

To Our Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, January 14, 1997, at 10:00 A.M., in Room C, Eleventh Floor, Chase Manhattan Bank, 270 Park Avenue, New York, New York, for the following purposes:

        1. To elect seven directors to serve until the next Annual Meeting and until their successors are elected.

        2. To vote on the ratification of the selection by the Board of Directors of Arthur Andersen L.L.P. as independent certified public accountants of the Company for the fiscal year ending August 31, 1997.

        3. To vote on the approval of certain amendments to the Concord Fabrics Inc. Incentive Plan.

        4. To transact such other business as may properly come before the meeting and any adjournments thereof.

        Only stockholders of record at the close of business on December 12, 1996 are entitled to receive notice of and to vote at the meeting.

        Please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States. A list of stockholders entitled to vote at the Meeting will be open to examination by stockholders during ordinary business hours for a period of ten (10) days prior to the Meeting at the offices of the Company, 1359 Broadway, New York, New York 10018.

                                            By order of the Board of Directors


                                            JOAN WEINSTEIN

                                            Secretary

New York, New York
December 20, 1996

                              CONCORD FABRICS INC.
                                  1359 BROADWAY
                            NEW YORK, NEW YORK 10018

                                 PROXY STATEMENT

                                     GENERAL

The Annual Meeting of Stockholders of Concord Fabrics Inc., a Delaware corporation (the "Company"), will be held on January 14, 1997, for the purposes set forth in the foregoing notice. The accompanying form of proxy for use at the meeting and at any adjournments thereof is solicited by the Board of Directors and may be revoked at any time prior to its exercise by written notice to the Secretary of the Company. Proxies in the accompanying form, which are properly executed by stockholders and duly returned and not revoked, will be voted in the manner specified in the proxy; if no specification is made, the proxies will be voted: (a) with respect to directors, in favor of the nominees indicated below unless authority to vote with respect to any or all nominees is withheld; (b) with respect to the ratification of the selection of Arthur Andersen L.L.P. as the Company's independent certified public accountants, in favor of ratification of the selection; (c) with respect to the proposed amendments to the Concord Fabrics Inc. Incentive Plan (the "Incentive Plan" or the "Plan"), in favor of approval of such amendments and (d) with respect to such other business as may properly come before the meeting, and any adjournments thereof, in the best judgment of the persons acting under such proxies. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about December 20, 1996.

        As of the close of business on December 12, 1996, the record date for determining the holders of Class A and Class B Common Stock of the Company (the "Common Stock") entitled to vote at the meeting, the Company had issued and outstanding (i) 2,146,956 shares of Class A Common Stock, each share being entitled to one vote for all seven nominees for director of the Company and one vote on each other matter presented to the meeting; and (ii) 1,509,401 shares of Class B Common Stock, each share being entitled to ten votes for five of the seven nominees for director of the Company and ten votes on each other matter presented to the meeting.

        As required under Section 231 of the Delaware General Corporation Law (the "DGCL"), the Company will, in advance of the meeting, appoint one or more Inspectors of Election to conduct the vote at the meeting. The Company may designate one or more persons as alternate Inspectors of Election to replace any Inspector of Election who fails to act. If no Inspector or alternate Inspector is able to act at the meeting, the person presiding at the meeting will appoint one or more Inspectors of Election. Each Inspector of Election before entering the discharge of his duties shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality. The Inspectors of Election will (i) ascertain the number of shares of Common

Stock outstanding as of the record date, (ii) determine the number of shares of Common Stock present in person or represented by proxy at the meeting and the validity of the proxies and ballots, (iii) count all votes and ballots, and (iv) certify the determination of the number of shares of Common Stock present in person or represented by proxy at the meeting and the count of all votes and ballots.

        The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the meeting. Under Section 216 of the DGCL, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. Shares of Common Stock represented by proxies which are marked "withhold authority" with respect to the election of one or more nominees for director and abstentions with respect to the other proposals have the same effect as if the shares represented thereby were voted against such nominee or nominees and against such other matters, respectively. Shares not voted on one or more but less than all such matters on proxies returned by brokers will be treated as not represented at the Meeting as to such matter or matters. For purposes of voting on the matters described herein, the affirmative vote of (i) a majority of the shares of Class A Common Stock present or represented at the meeting is required to elect two directors, (ii) a majority of the shares of Class A Common Stock and Class B Common Stock present or represented at the meeting and voting together as a group is required to elect five directors, (iii) a majority of the shares of Class A Common Stock and Class B Common Stock present or represented at the meeting and voting together as a group is required to ratify the selection by the Board of Directors of Arthur Andersen L.L.P. as independent certified public accountants of the Company for the fiscal year ending August 31, 1997 and (iv) a majority of the shares of Class A Common Stock and Class B Common Stock present or represented at the Meeting and voting together as a single class is required to approve the proposed amendments to the Incentive Plan.

        No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. In addition to the solicitation by mail, solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

            STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth information as of December 12, 1996, with respect to the beneficial ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of its outstanding shares of Class A Common Stock or Class B Common Stock (and such person's address), each director of the Company and each nominee for director, (ii) each of the executive officers named in the Summary Compensation Table under

"Executive Compensation," and (iii) by all directors and executive officers of the Company as a group.

======================================================================================================
TITLE                            Name and Address of                           Number      Percent
OF CLASS                           Beneficial Owner                          of Shares     of Class
---------                        --------------------                        ----------    ---------
------------------------------------------------------------------------------------------------------
Class A      Alvin Weinstein*............................................     859,410(1)      40.03%
             FMR Corp....................................................     226,300(2)      10.54%
             Edward C. Johnson 3d
                82 Devonshire Street
                Boston, MA 02109

             Dimensional Fund Advisors Inc...............................     138,300(3)       6.44%
                1299 Ocean Avenue, 11th floor
                Santa Monica, CA 90400

             David Weinstein.............................................     104,463(4)       4.68%
             Earl Kramer.................................................      94,200(5)       4.29%
             Martin Wolfson..............................................       6,250(6)         (7)
             Fred Heller.................................................       4,500(8)         (7)
             Richard Solar...............................................       2,500(8)         (7)
             Mark Neugeboren.............................................       2,000            (7)
             All directors and officers as a group (11 persons)(10)......   1,073,323         48.17%

Class B      Alvin Weinstein*............................................     902,460(9)      59.79%
             Dimensional Fund Advisors Inc...............................     105,300(3)       6.98%
                 1299 Ocean Avenue, 11th Floor
                 Santa Monica, CA  90400

             David Weinstein.............................................      70,113          4.65%
             Earl Kramer.................................................         200            (7)
             All directors and officers as a group (11 persons)(10)......     972,773         64.45%
======================================================================================================


*c/o Concord Fabrics Inc., 1359 Broadway, New York, New York  10018.

(1) Includes 60,000 shares of Class A Common Stock owned of record and beneficially by Joan Weinstein, Mr. Weinstein's wife, who is an officer of the Company, but does not include 254,115 shares of Class A Common Stock, or 11.83% of the class, owned of record and beneficially by Mr. Weinstein's children, none of whom individually have an interest exceeding 5% of the class. Mr. Weinstein disclaims beneficial ownership of all of the shares owned by his spouse and children.

(2) Based upon information set forth in the amended Schedule 13G report filed on February 14, 1996 with the Securities and Exchange Commission by FMR Corp., as a parent holding company, and Edward C. Johnson 3d, as a controlling person of FMR Corp. and various affiliates, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. ("FMRC"), and Fidelity Low-Priced Stock Fund. FMRC is a registered investment company.

(3) Based on information provided to the Company by Dimensional Fund Advisors Inc., a registered investment advisor ("Dimensional"), Dimensional is deemed to have beneficial ownership of 138,300 shares of Class A Common Stock and 105,300 shares of Class B Common Stock of the Company, all of which shares are held in portfolios of DFA

        Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust (the "Trust"), or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

               CLASS A COMMON STOCK
               --------------------

               SOLE VOTING POWER            =       75,600 shares *
               SHARED VOTING POWER          =            0
               SOLE DISPOSITIVE POWER       =      138,300
               SHARED DISPOSITIVE POWER     =            0

               CLASS B COMMON STOCK
               --------------------

               SOLE VOTING POWER            =      59,600 shares *
               SHARED VOTING POWER          =           0
               SOLE DISPOSITIVE POWER       =     105,300
               SHARED DISPOSITIVE POWER     =           0

        * Persons who are officers of Dimensional also serve as officers of DFA Investment Dimensions Group Inc. (the "Fund") and the Trust, each an open-end management investment company registered under the Investment Company Act of 1940. In their capacities as officers of the Fund and the Trust, these persons vote 45,700 additional shares of Class A Common Stock and 45,700 additional shares of Class B Common Stock which are owned by the Fund and 17,000 shares of Class A Common Stock which are owned by the Trust (both included in Sole Dispositive Power above).

(4) Includes 20,000 shares which Mr. David Weinstein will have the right to acquire on or within 60 days after December 12, 1996 upon the exercise of options granted to him under the Incentive Plan.

(5) Includes 25,000 shares which Mr. Kramer has the right to acquire and 25,000 shares which Mr. Kramer will have the right to acquire on or within 60 days after December 12, 1996 upon the exercise of options granted to him under the Company's Incentive Plan. Also includes 200 shares held in trust for two of Mr. Kramer's children.

(6) Represents shares which Mr. Wolfson will have the right to acquire on or within 60 days after December 12, 1996 upon the exercise of options granted under the Company's Incentive Plan.

(7)     Represents less than 1% of the shares of the class outstanding.

(8) Includes with respect to each of the named individuals 2,500 shares which may be acquired by such person on or within 60 days after December 12, 1996 upon the exercise of director options granted to him under the Company's 1995 Director Stock Option Plan (the "Director Plan"). The Director Plan was discontinued by the Board of Directors on December 4, 1996. See "Director Compensation" and "Ratification of Amendments to the Concord Fabrics Inc. Incentive Plan".

(9) Includes 60,000 shares of Class B Common Stock owned of record and beneficially by Joan Weinstein, but does not include 211,065 shares of Class B Common Stock, or 13.98% of the class, owned of record and beneficially by Mr. Weinstein's children, none of whom individually have an interest exceeding 5% of the class. Mr. Weinstein disclaims beneficial ownership of all of these shares owned by his spouse and children.

(10) Mr. George Gleitman, a director of the Company, does not own of record or beneficially any shares of Common stock of the Company.

                              ELECTION OF DIRECTORS

                                   (Purpose 1)

        The By-Laws of the Company provide that the number of directors constituting the Board of Directors shall be determined from time to time by the Board of Directors. The number of directors is currently set at seven.

        Seven directors are to be elected to serve until the next Annual Meeting of Stockholders and until their respective successors are elected. Two directors are to be elected by the Class A Common Stock alone, and five directors are to be elected by the Class A and Class B Common Stock voting together as a group. Proxies in the accompanying form which do not withhold authority to vote for one or more nominees for directors will be voted for the election as directors of the persons whose names are listed in the table below. Authority to vote for any or all nominees may be withheld in the manner indicated on the proxy. If any of the nominees should not be candidates for director at the Annual Meeting, the proxies will be voted in favor of the remainder of those named, and may be voted for substitute nominees in the place of those who are not candidates. The Board of Directors has no reason to expect that any of the nominees will fail to be candidates at the meeting, and therefore does not at this time have in mind any substitute for any nominee.

        Certain information about the seven nominees is set forth below. This information has been furnished to the Company by the individuals named. All of the nominees for election at this meeting have been elected previously by the Company's shareholders as directors of the Company.

                             NOMINEES FOR DIRECTORS


NOMINEES FOR ELECTION BY HOLDERS OF CLASS A COMMON STOCK                         FIRST ELECTED
   AND CLASS B COMMON STOCK                                             AGE        AS DIRECTOR
   ------------------------                                             ---      -------------
Alvin Weinstein......................................................    71           1958
  Chairman of the Board of the Company

David Weinstein......................................................    34           1996
  President of the Company's Concord House Division

Earl Kramer..........................................................    63           1974
  President of the Company

Fred Heller..........................................................    72           1987
  Chairman Emeritus of Genlyte Group, Inc.

Martin Wolfson.......................................................    60           1973
  Senior Vice President-Treasurer of the Company


NOMINEES FOR ELECTION BY HOLDERS OF CLASS A COMMON STOCK
--------------------------------------------------------

Richard Solar........................................................    57           1994
  Senior Vice President of GCIH, Inc.
George Gleitman......................................................    68           1970
   President Emeritus of the Company's Concord House Division

        Mr. Alvin Weinstein has held his position with the Company for more than seven years. Joan Weinstein, who has served as Secretary of the Company since October 1981, is the wife of Alvin Weinstein. Mrs. Weinstein has also been the Company's fashion director for more than seven years. Mr. David Weinstein, who has been employed by the Company for more than seven years and is currently the President of the Company's Concord House Division, is the son of Mr. Alvin Weinstein.

        Mr. Kramer joined the Company in June 1972 as President of its Knit Division, was elected a Vice President in March 1976 and President in 1979. Mr. Heller, formerly the President and Chairman of the Board of Directors of Genlyte Group, Inc., presently serves as the Chairman Emeritus of Genlyte. Mr. Heller also remains a director of Genlyte. Genlyte manufactures commercial and residential lighting equipment. Mr. Wolfson was Secretary and Treasurer of the Company from 1973 to October 1981, at which time he was elected Vice President, Treasurer and Chief Financial Officer. He was elected Senior Vice President in 1995. Mr. Wolfson is a director of Winston Resources, Inc., a staffing industry company.

        Mr. Solar is a Senior Vice President and a director of GCIH Inc., a manufacturer of apparel for infants and toddlers. He joined GCIH in January 1996. Prior to that time, Mr. Solar served for 10 years as a managing director of the Investment Banking Division of Bankers Trust Company. Mr. Gleitman was elected a Vice President of the Company in 1968 and from 1980 through fiscal
1992 was President of the Company's Concord House Division; he is currently President Emeritus of that Division.

        The Board of Directors has no standing nominating committee. On October 25, 1992, the Board of Directors appointed an Audit Committee. The Audit Committee, which is currently comprised of Messrs. Solar and Heller, met once during the year. The functions of the Audit Committee are to review the adequacy of systems and procedures for preparing the financial statements of the Company as well as the suitability of internal financial controls, and to review and approve the scope and performance of the independent auditors' work. The Compensation Committee, which makes recommendations to the Board of Directors concerning compensation of executive officers and incentives for officers and key employees under the Company's Incentive Plan, met once during fiscal 1996. The Board of Directors met eight times during the fiscal year ended September 1, 1996. All of the directors attended at least seven meetings.

                             EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid by the Company during the fiscal year ended September 1, 1996 for services, in all capacities, to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose aggregate remuneration exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                         Other Annual        All Other
                                             Salary*         Bonus       Compensation      Compensation
NAME AND PRINCIPAL POSITION       Year          $              $               $               $ (2)
---------------------------       ----        ----           ----         ----------          --------
Earl Kramer                       1996       298,351            69,000        (1)              2,561(3)
   President and Director         1995       292,386                 -                         1,164
                                  1994       261,217           751,041                         4,795

Alvin Weinstein                   1996       262,250            64,900        (1)             73,764(4)
   Chairman of the Board          1995       244,615                 -                        64,208
                                  1994       170,000           737,841                        56,861

Martin Wolfson                    1996       196,000            25,000        (1)              1,630
   Senior Vice President-         1995       199,558                 -                           373
   Treasurer and Director         1994       176,000           108,000                         4,029

David Weinstein                   1996       200,000            97,900        (1)              1,630
   President of the Concord       1995       152,885           212,500                           373
   House Division                 1994       150,000           321,400                         4,029

Mark Neugeboren                   1996       115,000            34,700        (1)              1,630
   Vice President                 1995       117,213            20,000                           373
                                  1994       115,000            43,588                         4,029


* 1995 amounts reflect a base compensation for a 53 week fiscal year.

(1) The named executive officer receives certain perquisites, including, in certain cases, a non-accountable expense allowance; such perquisites, however, do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

(2) Includes contributions to the Company's Profit Sharing Plan of $1,630 and $4,029 for each of the above named executive officers for the fiscal years ended September 1, 1996 and August 28, 1994, respectively. Also includes for each of them for Fiscal 1995 the sum of $373 which represents amounts previously contributed to the Profit Sharing Plan on behalf of other employees of the Company and reallocated to Plan participants upon the forfeiture of such employees' interests in the Plan.

(3) The Company has paid the premiums on a life insurance policy for the benefit of Earl Kramer's estate on a split dollar basis. The economic value of such policy to Mr. Kramer for the year ended September 1, 1996 was $931, which amount is included in the table above.

(4) The Company has paid the premiums on life insurance policies for the benefit of Alvin Weinstein's estate on a split dollar basis. The economic value of such policies to Mr. Weinstein for the year ended September 1, 1996 was $72,134, which amount is included in the table above. In addition, the Company paid to Joan Weinstein, the wife of Alvin Weinstein and the Company's Secretary and fashion director, $125,000 as compensation for her services to the Company in fiscal 1996.

        The Company has a Profit Sharing Plan for employees which provides for a minimum annual contribution by the Company based on a percentage of its income before taxes for the fiscal year, and for larger annual contributions, at the discretion of the Board of Directors, within prescribed limits. All individuals who are employed by the Company on the first day of any fiscal year are eligible to participate in the Plan for that fiscal year. The Company makes contributions on behalf of those individuals who remain employed for the entire fiscal year. Contributions to a covered employee's account are based upon a pro rata percentage of the employee's compensation (up to $100,000), and benefits are payable upon death, retirement, disability or termination of employment with the Company. Covered employee benefits vest over a period of seven years. In fiscal 1996, the Company contributed $150,000 to the Plan.

        The Company has a 401(k) Plan for employees which provides for the deferral of pre-tax income. The Company does not contribute to this Plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides certain summary information concerning individual grants of stock options made to Named Executive Officers during fiscal year 1996 under the Company's Incentive Plan. Except as set forth in the table below, during fiscal year 1996, the Company did not grant any stock options to any of the Named Executive Officers.

                                                                                               Potential Realizable
                                                                                                 Value at Assumed
                                                                                                     Rates of
                                                                                                   Stock Price
                                                                                                   Appreciation
                            INDIVIDUAL GRANTS                                                   for Option Term(2)
=======================================================================================================================
                          Number of         Percent of Total
                            shares         Options Granted to
                          underlying      Employees in Fiscal      Exercise
                           Grant(1)               Year              Price      Expiration        5%          10%
   Name                      (#)                  (%)                 ($)         Date           ($)          ($)
----------                  -----                -----               -----       ------         -----        ----
David Weinstein            100,000                 50                4.625       1/9/06        290,000      735,000


---------------------
(1) The stock options reported above were awarded pursuant to the Incentive Plan at an exercise price equal to the fair market value of the Class A Common Stock on the date of grant. The options vest ratably over a five-year period and terminate ten years after the grant date, subject to early termination in the event of death or termination of the optionee's employment for any reason. Payment for options exercised may be in cash or shares of Common Stock at the discretion of the optionee.

(2) Amounts represent hypothetical gains that could be achieved from the exercise of the respective stock options and the subsequent sale of the Class A Common Stock underlying such options if the options were exercised at the end of the option terms. The gains are based upon assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted. The rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Class A Common Stock price.

                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                 AND FISCAL YEAR-END OPTION VALUES

=========================================================================================================
                                                                                         Value of
                                                                    Number of         Unexercised In-
                                                                   Unexercised           the-Money
                                                                    Options at          Options at
                                                                    9/1/96 (#)          9/1/96 ($)
                                                    Value          Exercisable/        Exercisable/
        NAME              Shares Acquired on      Realized        Unexercisable        Unexercisable
        ----                Exercise (#)             ($)           (Class A)(1)         (Class A)(2)
                            -------------            ----         --------------       -------------
---------------------------------------------------------------------------------------------------------
Earl Kramer..........             0                   0           25,000/25,000          90,625/181,250
Alvin Weinstein......             0                   0              -0-/-0-                        -
Martin Wolfson.......           6,250              14,400           -0-/6,250                -0-/22,656
David Weinstein......             0                   0            -0-/100,000              -0-/200,000
=========================================================================================================

------------------
(1) Represents the aggregate number of stock options held as of September 1, 1996 which could and could not be exercised on that date pursuant to the terms of the stock option agreements related thereto and the Incentive Plan.

(2) Values were calculated by multiplying the closing market price of the Class A Common Stock, as reported on the American Stock Exchange on August 30, 1996 (the last trading day of the fiscal year), by the respective number of shares and subtracting the exercise price per share, without any adjustment for any termination or vesting contingencies.

DIRECTOR COMPENSATION

        During fiscal 1996, the Company paid $20,000 each to Messrs. Richard Solar and Fred Heller for their participation at Board of Director meetings. Messrs. Solar and Heller were also paid $1,500 each in connection with their participation at the one Audit Committee meeting held in fiscal 1996.

               In fiscal 1996, the Board adopted, and the stockholders ratified, the Director Plan for the benefit of directors of the Company who are neither employees nor officers of the Company or its subsidiaries (the "Outside Directors"). Under the Director Plan, each Outside Director received an option to purchase 2,500 shares of Class A Common Stock on the date that the Plan was ratified by the stockholders. The Director Plan also provides for the automatic grant of stock options to Outside Directors on the first business day of each of the four fiscal years commencing with fiscal 1997. The exercise price of options granted under the Director Plan (the "Director Options") is the fair market value of the Class A Common Stock on the date of grant. Director Options vest in full on the one year anniversary of the date of grant and vest immediately upon the death of the grantee or a "change of control" of the Company. Director Options terminate five years after the date of grant or, if sooner, two years after the grantee's termination as a director of the Company for any reason, (except that if the grantee is removed from the Board for cause, all Director Options awarded to him terminate immediately upon such removal). In addition, the Board of Directors may at any time cancel any previously issued Director Options if it finds that the grantee committed fraud, dishonesty or similar acts while serving on the Board, disclosed "proprietary information" of the Company without the Company's consent or engaged in activity detrimental to the Company's interests after leaving the Board of Directors. To date, Messrs. Solar and Heller have each received Director Options to purchase 5,000 shares in the aggregate.

               On  December  4,  1996,  the Board of  Directors  terminated  the
Director Plan and adopted an amendment to the Incentive Plan, subject to stockholder approval at this Meeting, permitting Outside Directors to participate on a discretionary basis in the Incentive Plan. Stockholders will be asked to approve the amendment elsewhere in this Proxy Statement. See "Ratification of Amendments to the Concord Fabrics Inc. Incentive Plan".

EMPLOYMENT AGREEMENTS

        An incentive compensation arrangement between the Company and Alvin Weinstein provides for Alvin Weinstein to receive a bonus equal to 1 1/2% of the Company's pre-tax profits for the fiscal year ended September 1, 1996 if the pre-tax profits are equal to or greater than 10% of the Company's Stockholders' Equity on the first day of such fiscal year, or 2 1/2% of the pre-tax profits for such fiscal year if such pre-tax profits are equal to or greater than 20% of the Company's Stockholders' Equity on the first day of such fiscal year. No such bonuses were paid to Mr. Weinstein in respect of fiscal 1996 as the target levels described above were not met.

        An incentive compensation arrangement between the Company and Alvin Weinstein provides for Mr. Weinstein to receive a bonus equal to 3 1/2% of the pre-tax profits for each fiscal year covered by the agreement commencing with September 1, 1986. Mr. Weinstein earned a $64,900 bonus pursuant to this arrangement in respect of fiscal 1996.

        On March 2, 1994, the Company and Mr. Kramer entered into an employment agreement (which amended a previous agreement) under which he will serve as the Company's President through August 31, 1999. The agreement provides for an annual salary of $234,289 (adjusted for increases in the consumer price index) commencing September 1, 1994. Under the agreement, Mr. Kramer is entitled to a bonus equal to 3 1/2% of the Company's pre-tax profits for each year of the agreement. He earned a $69,000 bonus pursuant to this arrangement in respect of fiscal year 1996. In addition, Mr. Kramer is entitled to receive a bonus equal to 1 1/2% of the pre-tax profits for each year of the agreement, if such pre-tax profits are equal to or greater than 10% of the Company's Stockholders' Equity on the first day of that fiscal year, or 2 1/2% of the pre-tax profits for such year if such pre-tax profits are equal to or greater than 20% of the Company's Stockholders' Equity on the first day of that fiscal year. No such bonuses were paid for fiscal 1996, as the target levels described above were not met. The agreement also calls for a portion of Mr. Kramer's compensation to be deferred. In that connection, $52,159 of Mr. Kramer's compensation was deferred for the fiscal year ended September 1, 1996, which amount is included in the "Summary Compensation Table" above.

        On February 5, 1986, the Company and Mr. Wolfson amended a deferred compensation agreement under which the payment of a portion of his compensation is deferred each year. In the fiscal year ended September 1, 1996, $11,000 of Mr. Wolfson's compensation was deferred, which amount is included in the "Summary Compensation Table," above. The agreement provides that Mr. Wolfson is to receive the aggregate deferred compensation upon termination of his employment with the Company other than for cause or by reason of his death. The agreement provides that if Mr. Wolfson dies while in the employ of the Company, his estate will receive an aggregate of $500,000 payable in three equal annual installments. The Company is the beneficiary of a $250,000 insurance policy on Mr. Wolfson's life.

        Mr. David Weinstein is paid an annual salary of $200,000. The balance of his compensation, included in the "Summary Compensation Table," above, is based on a formula related to the operating profit of the Concord House Division for the year.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The following officers of the Company are members of the Board of Directors and as such participated in the deliberations of the Board of Directors concerning executive officer compensation: Alvin Weinstein, David Weinstein, Earl Kramer and Martin Wolfson. There are no compensation committee interlocks between the Company and any other entities involving any of the executive officers or directors of such entities.

                     BOARD OF DIRECTORS COMPENSATION REPORT

        The full Board of Directors is responsible for the formulation and implementation of the Company's compensation policies. The Company's compensation policies are based upon a philosophy that there should be a direct correlation between executive compensation and the value delivered to shareholders. In furtherance of this philosophy, the Company has developed incentive pay programs which provide competitive compensation and attempt to mirror Company performance. It is the goal of the Company's compensation program to attract and retain key executives required for the growth and success of the Company and each of its business groups in a manner that encourages a continuing focus on building profitability and shareholder value. Both short-term and long-term incentive compensation are based on corporate, business unit and/or individual performance, and thus coincide with the interest of shareholders.

        The Company's executive compensation has three principal components: base salary; annual cash bonuses; and, from time to time, the grant of incentive and nonqualified stock options pursuant to the Incentive Plan. Individual bonus awards for the Company's executive officers are based upon pre-determined percentages of the Company's pre-tax profits for the fiscal year, or, as is the case with one executive officer, a divisional president, with the operating profit of that division. Bonuses awarded to executives in respect of fiscal 1996 reflected the modest earnings reported by the Company for that year. See "Summary Compensation Table" and "Employment Agreements". In fiscal 1996, the Company awarded David Weinstein, the President of the

Company's Concord House Division, a stock option under the Incentive Plan to purchase 100,000 shares of Class A Common Stock. See "Option Grants in Last Fiscal Year". The Company made no other awards to officers during fiscal year 1996 under its Incentive Plan.

        The President's compensation is governed by his employment agreement. For the fiscal year ending September 1, 1996 it included a base salary of $246,192. The base salary increased 2.73% from the President's fiscal year 1995 base salary, which increase was provided for by the terms of his employment agreement and reflects a comparable increase in the consumer price index. The President received a bonus of $69,000 for fiscal 1996 in accordance with the terms of his employment agreement. The President's employment agreement provides for bonuses only if the Company meets certain predetermined levels of pre-tax profits set forth therein, as discussed above. See "Employment Agreements".

        In the aggregate, 21% of the named executives' cash compensation for fiscal year 1996 represents incentives directly tied to performance criteria.

Submitted by the Board of Directors:

   Alvin Weinstein     David Weinstein
   Earl Kramer         Fred Heller
   Martin Wolfson      Richard Solar
   George Gleitman

STOCK PERFORMANCE GRAPH

        The line graph below compares yearly percentage change in the cumulative total shareholder return on the Company's Class A Common Stock against the cumulative total return on the Amex Market Index and an industry index known as the broadwoven fabric mills--cotton industry (SIC Code 2211) index, for the period of five years commencing September 1, 1991. The specific companies constituting part of the industry index are as follows: Cone Mills Corp.; Courtaulds PLC; Crown Crafts, Inc.; Culp, Inc.; Delta Woodside Industries, Inc.; Dyersburg Corp.; Fieldcrest Cannon, Inc.; Galey & Lord Inc.; Springs Industries, Inc.; Thomaston Mills, Inc.; Triarc Companies, Inc.; and West Point-Stevens, Inc. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                   OF COMPANY, INDUSTRY INDEX AND BROAD MARKET


                               FISCAL YEAR ENDING
--------------------------------------------------------------------------------
COMPANY                         1991      1992     1993     1994    1995      1996
-------                         ----      ----     ----     ----    ----      ----
CONCORD FABRICS INC A .......   100      114.71   152.94   217.65   114.71   155.88
INDUSTRY INDEX ..............   100      122.53   137.73   129.16   132.81   123.72
BROAD MARKET ................   100      106.12   123.97   125.16   149.85   155.94

THE INDUSTRY INDEX CHOSEN WAS:
SIC CODE 2211 - BROADWOVEN FABRIC MILLS, COTTON

THE BROAD MARKET INDEX CHOSEN WAS:
AMERICAN STOCK EXCHANGE

THE CURRENT COMPOSITION OF THE INDUSTRY INDEX IS AS FOLLOWS:

CONCORD FABRICS INC A
CONE MILLS CORP
COURTAULDS LTD
CROWN CRAFTS INC
CULP INC
DELTA WOODSIDE IND INC
DYERSBURG CORP
FIELDCREST CANNON INC
GALEY & LORD INC
SPRINGS INDUSTRIES INC
THOMASTON MILLS INC CL A
TRIARC CO CL A
WESTPOINT STEVENS INC

SOURCE: MEDIA GENERAL FINANCIAL SERVICES
P.O. BOX 85333
RICHNOND, VA 23293
PHONE: 1-(800) 446-7922
FAX: 1-(804) 649-6097

                          SECTION 16(A) REPORTING UNDER
                       THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Executive officers, directors and more than ten percent stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed.

Based solely on the Company's review of copies of the Section 16(a) reports filed for the year ended September 1, 1996, the Company believes that, during the year ended September 1, 1996, all reporting requirements applicable to its executive officers, directors, and more than ten percent stockholders were complied with.

                    WEINSTEIN FAMILY STOCKHOLDERS' AGREEMENT

        Alvin Weinstein, his spouse and children and the Company are parties to a stockholders' agreement (the "Stockholders' Agreement'") which restricts the transfer of any Class B Common Stock owned by them by requiring that any of them who wishes to sell or transfer any shares of Class B Common Stock offer the shares first, to the other signing Stockholders at the prevailing market price of shares of Class A Stock at the time of transfer, and then, to the Company, on the condition that any Class B Common Stock so offered be converted into Class A Common Stock on a share-for-share basis prior to transfer. As a result of such restriction, prior to any sale of Class B Common Stock by a signing Stockholder, the shares of Class B Common Stock offered by a signing Stockholder will be cancelled and converted into shares of Class A Common Stock by the Company. If neither any signing Stockholder nor the Company wishes to purchase shares offered for sale pursuant to the Stockholders' Agreement, the Stockholder offering to sell may convert such shares into shares of Class A Common Stock on a share-for-share basis. In addition, the Stockholders' Agreement provides that if the Stockholders or the Company approve a transaction in which the Class A Common Stock is exchanged for cash, stock, securities or any other property of the Company or of any other corporation or entity, each signing Stockholder will convert his or her shares of Class B Common Stock into shares of Class A Common Stock prior to the effective date of such transaction, so that a holder of such Class B shares receives the same cash, stock or other consideration that a holder of Class A Common Stock would receive in such a transaction. There are certain exceptions to the restrictions for gifts and transfers to family members.

        The Stockholders' Agreement will terminate upon either (a) the deaths of Alvin and Joan Weinstein, if David Weinstein survives them but ceases to be actively involved in the business of the Company and the holders of a majority of shares of Class B Common Stock held by the remaining Stockholders who are parties to the Agreement elect to terminate, or (b) a period ending twenty-one years after the death of the last survivor of the parties thereto.

        Mr. Alvin Weinstein is currently in a position to control the election of directors of the Company and other matters requiring stockholder votes by virtue of his ownership of a majority of the Company's outstanding Class B Common Stock and approximately 40% of its outstanding Class A Common Stock. The Stockholders' Agreement is intended to enhance the possibility that current members of the Weinstein family will retain such control of the Company so long as one or more of them is active in the business of the Company.

                       RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                   (PURPOSE 2)

        The Board of Directors of the Company, subject to ratification by the Stockholders, has selected the firm of Arthur Andersen LLP ("Andersen"), independent certified public accountants, to examine the financial statements of the Company for the fiscal year ending August 31, 1997. Representatives of Andersen will attend the Meeting, have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions from Stockholders.

        The Company's auditor for the fiscal year ended September 1, 1996 was Eisner & Lubin LLP ("E&L"). E&L was dismissed as the Company's principal accountants on December 4, 1996. The decision to change accountants was approved by the Board of Directors. The following information pertains to the change in the Company's principal accountants;

               (i) E&L did not qualify or modify its audit opinion for any of the past two years as to uncertainty, audit scope or accounting principles.

               (ii) There were no disagreements with E&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in any of the two most recent fiscal years or in the period between September 2, 1996 and December 4, 1996.

               (iii)  No  "reportable  events",   within  the  meaning  of  Item
        304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act, occurred during either of the Company's two most recent fiscal years or the period from September 2, 1996 to December 4, 1996.

               (iv) The Company did not consult with Andersen in respect to any issue during either of its two most recent fiscal years or the period from September 2, 1996 to December 4, 1996.

             RATIFICATION OF AMENDMENTS TO THE CONCORD FABRICS INC.
                                 INCENTIVE PLAN

                                   (PURPOSE 3)

        The Board adopted certain amendments to the Company's Incentive Plan, on December 4, 1996, subject to the approval by the Company's Stockholders at the Meeting. The complete text of the Plan, as amended, is attached as Exhibit I to this Proxy Statement and the amendments for which shareholder approval is being sought are highlighted in the text by boldface. The following summary of the Plan and these amendments are qualified by reference to the text of the Plan.

PROPOSED AMENDMENTS

        The following is a summary of the material amendments to the Plan for which shareholder approval is being sought.

Increase in Number of Shares

        The Board has amended the Plan to increase the number of shares that may be issued pursuant to benefit awards under the Plan from 500,000 shares of Class A Common Stock to 500,000 shares plus (i) any shares which are forfeited under the Plan after the Plan becomes effective plus (ii) any shares surrendered to the Company in payment of the exercise price of options issued under the Plan or in payment of any Federal, State or local income or other taxes required by law to be withheld with respect to benefit awards under the Plan. However, in no event may the number of shares issued under the Plan exceed 750,000 shares, subject to dilution or adjustment in the event of a merger, recapitalization or the like.

        The increase in the number of shares that may be issued under the Plan was adopted in order to enable the Company to continue to use the Plan as an incentive for its key employees and directors to promote the long-term success of its business.

Expansion of Class of Eligible Grantees

        The Board has amended the Plan to expand the class of persons eligible to receive benefits under the Plan to include directors who are neither officers nor employees of the Company or its subsidiaries or affiliates, i.e., "Outside Directors."

        The Company previously maintained two distinct stock-based incentive plans, this Plan for key employees and a separate stand-alone plan for Outside Directors (the "Formula Plan"). Under the Formula Plan, non-qualified stock options were granted to Outside Directors automatically at specified times in accordance with a pre-established formula. For a more detailed description of the Director Plan, see "Director Compensation." The Company maintained the
Formula Plan for Outside Directors in order to enable the Incentive Plan administrators (all of whom are Outside Directors) to administer the Plan without violation of the "disinterested administration" requirement promulgated under Rule 16b-3 of the Exchange Act. Rule 16b-3 of the Exchange Act provides a safe-harbor for insiders to participate in stock-based employee benefit plans without violation of the short-swing profit provisions. However, Rule 16b-3 was recently changed to permit plan administrators to receive discretionary benefit grants under the plans which they administer, provided certain conditions are met. Hence, the Board discontinued the Formula Plan and amended this Plan to provide for participation by Outside Directors on a discretionary basis. The purpose of these changes is to simplify and streamline the administration of the Company's stock-based employee benefit Plans. As a result, if these amendments are approved by the Stockholders at the Meeting, Outside Directors will thereafter be eligible to receive discretionary grants of non-qualified stock options under the Incentive Plan. However, in order to eliminate any appearance of conflict of interest or self-dealing, the Incentive Plan was also amended to provide that all discretionary option grants to Outside Directors are subject to approval by the full Board of Directors.

Limitations on Transferability

        The Board of Directors has also amended the Plan to eliminate the restrictions on the transferability of rights granted under the Plan. Rule 16b-3 of the Exchange Act previously required that stock-based award grants to insiders be subject to certain specified restrictions on transferability. Principally as a result of that rule, the Plan previously contained a general transferability restriction. However, the recent amendments to Rule 16b-3 of the Exchange Act have also eliminated the requirement that every stock-based grant to insiders be subject to transferability restrictions to qualify for the safe-harbor of that Rule. Instead, the Rule now provides for several options which the issuer may choose from in order to so qualify its insider grants (one such option, but not the exclusive option, is to subject the grant to certain transfer restrictions). Therefore, the Plan was amended by the Board to remove the transfer restrictions altogether and give the administrators of the Plan greater discretion in determining, on a case-by-case basis, what transfer restrictions, if any, are the most appropriate under the circumstances.

SUMMARY OF PLAN

1.  PURPOSE

        The purpose of the Plan is to attract, retain, motivate, and reward officers, directors and key employees of the Company and its direct and indirect subsidiaries who contribute to the management, growth and profitability of the business of the Company, and to strengthen the mutuality of interests between such individuals and the Company's stockholders by offering them equity or equity-based incentives. The number of shares of Class A Common Stock that may be issued pursuant to Plan awards is 500,000 plus (i) any shares which are forfeited under the Plan after the Plan becomes effective, plus (ii) any shares surrendered to the Company in payment of the exercise price of options issued under the Plan or in payment of any Federal, State or local income or other taxes required by law to be withheld with respect to award grants under the Plan. However, in no event may the number of shares issued under the Plan exceed 750,000 shares, subject to dilution or adjustment in the event of a merger, recapitalization or the like. Only shares of Class A Common Stock may be issued under the Incentive Plan.

        As of December 1, 1996, there were six executive officers, two Outside Directors and an indeterminate number of other key executives and employees eligible to participate in the Plan.

2.  SUMMARY OF BENEFITS

        The Plan may be administered either by the full Board or by one or more committees of the Board appointed by the full Board of Directors of the Company (referred to herein as the "Plan Administrator"); provided, however, that only the full Board of Directors may grant awards under the Plan to Outside Directors. Under the Plan, the Plan Administrator may grant incentive stock options, non-qualified stock options, stock appreciation rights in tandem with stock options or freestanding, restricted stock grants and performance awards (the "Benefits") to eligible grantees. Outside Directors are eligible to receive only non-qualified stock options under the Plan. A summary of the principal characteristics of various types of Benefits that may be granted under the Plan is set forth below.

        Stock Options

        Two types of stock options may be granted under the Plan: stock options intended to qualify for special tax treatment (referred to herein as "Incentive Stock Options" or "ISOs") under Section 422 of the Code and options not intended to so qualify (referred to herein as "Non-Qualified Stock Options" or "NQOs"). The option price, term and other conditions of Stock Options awarded under the Plan are determined by the Plan Administrator, subject to the terms of the Plan and, in the case of Stock Options intended to qualify as "Incentive Stock Options", to the requirements of Section 422 of the Code. Outside Directors may only be granted NQOs pursuant to the Incentive Plan. Incentive Stock Options may only be granted to employees of the Company or any subsidiary or parent of the Company.

        Stock Appreciation Rights

        A Stock Appreciation Right is the right to receive an amount equal to the appreciation, if any, in the fair market value of one share of Class A Common Stock from the time the Stock Appreciation Right is granted until the time the grantee elects to receive payment from the Company. Participants who elect to receive payment of Stock Appreciation Rights shall receive payment in cash, in Common Stock or in any combination of cash and Common Stock, as determined by the Plan Administrator. When Stock Appreciation Rights are granted in tandem with an Incentive Stock Option, the Stock Appreciation Rights must contain such terms and conditions as are necessary for the related option to qualify as an Incentive Stock Option. In addition, if Stock Appreciation Rights are granted in tandem with a stock option, the exercise of the option shall cause a correlative reduction in the Stock Appreciation Rights standing to the participant's credit that were granted in tandem with the option; and the payment of Stock Appreciation Rights shall cause a correlative reduction of the shares under the option. Unless waived in whole or in part by the Company, Stock Appreciation Rights may be exercised only while the grantee is employed by the Company.

        Restricted Stock

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        Restricted  Stock is Class A Common Stock that is subject to  forfeiture until a period of time has elapsed or certain conditions have been fulfilled, as determined by the Plan Administrator and set forth in the instrument of grant. Unless waived in whole or in part by the Plan Administrator, if employment of a holder of Restricted Stock terminates prior to vesting, all shares of Restricted Stock held by him or her and still subject to restriction will be forfeited and reacquired by the Company. Certificates representing shares of Restricted Stock shall bear a legend referring to the Plan, noting the risk of forfeiture of the shares and stating that such shares are non-transferable until all restrictions have been satisfied and the legend has been removed. As of the date Restricted Stock is granted, the grantee shall be entitled to full voting and dividend rights with respect to all shares of such stock. However, the Plan Administrator may, in its sole discretion, require that the stock certificates representing such shares of Restricted Stock be placed into escrow with the Company until vesting.

        Performance Awards

        The Plan Administrator may grant performance awards to key employees payable in such manner, consisting of such terms and subject to such performance criteria as the Plan Administrator may determine in its discretion. All rights to receive performance awards under the Plan shall terminate automatically upon any termination of a grantee's employment for cause.

TERMINATION

        The Board may amend the Plan at any time, except that the Board may not amend the Plan without Stockholder approval if such amendment (i) would increase the maximum number of shares in the aggregate which may be issued pursuant to the Plan, (ii) would change the manner of determining eligibility for participation in the Plan, (iii) would increase the periods during which Incentive Stock Options may be granted or exercised under the Plan, or (iv) would change the manner of determining the minimum option price of Incentive Stock Options under the Plan. The Plan will terminate on December 31, 1998 unless terminated earlier by the Board or unless extended by the Board.

FEDERAL INCOME TAX CONSEQUENCES UNDER THE PLAN

        The following is a summary of the Federal income tax consequences of the issuance and exercise of Stock Options under the Incentive Plan, based upon current income tax laws, regulations and rulings.

        Incentive Stock Options. Subject to the effect of the Alternative Minimum Tax, discussed below, an optionee does not recognize income on the grant of an Incentive Stock Option. If an optionee exercises an Incentive Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his gain or loss, if any, recognized on the sale or other disposition will be capital gain

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



or loss. The amount of his gain or loss will be the difference between the amount realized on the disposition of the shares and his basis in the shares.

        If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise ("Early Disposition"), the optionee will realize ordinary income at the time of such Early Disposition, which will equal the excess, if any, of the lesser of (i) the amount realized on the Early Disposition, or (ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income in the same year that the income is recognized. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his basis in the shares, the difference between the amount realized and his basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition. The excess of the fair market value of the shares at the time the Incentive Stock Option is exercised over the exercise price for the shares is an item of tax preference ("Stock Option Preference").

        Non-Qualified Stock Options. Non-Qualified Stock Options do not qualify for the special tax treatment accorded to Incentive Stock Options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a Non-Qualified Option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of cash paid for the stock. As a result of the optionee's exercise of a Non-Qualified Stock Option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

               The excess of the fair market value of the stock on the date of exercise of a Non-Qualified Stock Option over the exercise price is not a Stock Option Preference.

        Taxation  of  Preference  Items.  Section  55 of  the  Code  imposes  an
Alternative Minimum Tax equal to the excess, if any, of (i) 26% of the optionee's "alternative minimum taxable income" up to $175,000 ($87,500 in the case of married taxpayers filing separately) and 28% of "alternative minimum taxable income" over $175,000 ($87,500 in the case of married taxpayers filing separately) over (ii) his "regular" federal income tax. Alternative minimum taxable income is determined by adding the optionee's Stock Option Preference and any other items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

        The foregoing statement is only a general summary of the principal federal income tax consequences of the exercise and issuance of Stock Options under the Incentive Plan and is based on the Company's understanding of present federal tax laws and regulations. Since tax regulations

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



may change or interpretations may differ, each optionee should consult his or her own tax advisor regarding the tax consequences related to participation in the Plan.

MARKET VALUE

        The shares of Class A Common Stock issuable under the Plan may be either authorized or unissued shares or treasury shares. The market value of the Company's Class A Common Stock was $6 on December 11, 1996.

                                  MISCELLANEOUS

                                   (PURPOSE 4)

        Management does not know of any other matters to be presented at the Meeting for action by Stockholders. If any other matters requiring a vote of the Stockholders arise at the Meeting or any adjournment thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

                                  ANNUAL REPORT

        The Company's Annual Report for the fiscal year ended September 1, 1996 is being mailed to the Company's Stockholders together with this Proxy Statement but is not part of the proxy solicitation material.

UPON WRITTEN REQUEST BY A STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, THE COMPANY WILL FURNISH THAT PERSON WITHOUT CHARGE WITH A COPY OF THE FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 1, 1996 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. If the person requesting the report was not a Stockholder on December 12, 1996, the request must contain a good faith representation that the person making the request was a beneficial owner of the Class A or Class B Common Stock of the Company at the close of business on such date. Requests should be addressed to Concord Fabrics Inc., 1359 Broadway, New York, New York 10018 (ATTN: Martin Wolfson).

                              STOCKHOLDER PROPOSALS

        Stockholder proposals for presentation at the Company's next Annual Meeting of Stockholders must be received by the Company at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that Meeting no later than August 4, 1997.

                                  By Order of the Board of Directors



                                  JOAN WEINSTEIN

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




                                    Secretary

Dated:  December 20, 1996

                                    EXHIBIT I

                              CONCORD FABRICS INC.

                                 Incentive Plan

                           AS AMENDED DECEMBER 4, 1996

GENERAL PROVISIONS

               I. Purpose. The Incentive Plan (the "Program") is intended to help maintain and develop strong management through ownership of shares of the Company by key employees AND DIRECTORS of the Company and through incentive awards, in addition to salaries AND DIRECTOR FEES, for recognition of efforts and accomplishments which contribute materially to the success of the Company's business interests.

               II. Definitions. In this Program, except where the context otherwise indicates, the following definitions apply:

               1.  "Award"  means  a  stock  option,   SAR,   restricted  stock,
performance award or other incentive award under this Program.

               2. "Board" means Board of Directors of the Company.

               3. "Board Compensation Committee", hereinafter sometimes called the "BCC" means the committee of the Board so designated. The BCC shall consist of three or more members of the Board, but two members shall constitute a quorum for the transaction of business. No member of the BCC shall be, or for a period of one year prior to appointment thereto shall have been, an employee or officer of the Company.

               4. "By the grant" means by the action of the granting authority at the time of the grant of an award hereunder, or at the time of an amendment of the grant, as the case may be.

               5. "Company" means Concord Fabrics Inc., a Delaware corporation.

               6. "Designated beneficiary" means the person designated by the grantee of an award hereunder to be entitled, on the death of the grantee, to any remaining rights arising out of such award. Such designation must be made in accordance with such regulations as the granting authority may establish.

               7. "Detrimental activity" means activity that is determined in individual cases, by the appropriate authority as provided for pursuant to
Section III, to be detrimental to the interests of the Company.

               8. "Eligible GRANTEE" means a key employee of the Company OR AN OUTSIDE DIRECTOR OF THE COMPANY.

               9. "Employee" means regular employee, whether or not a director.

               10. "Fair market value" in relation to a share as of and specific time shall mean such value as reported for stock exchange transactions determined in accordance with any applicable regulations of the granting authority in effect at the relevant time.

               11. "Grantee"   means  a  recipient   of   an   award  under  any
shareholder-approved plan.

               12. "Granting authority" means the Board or the appropriate committee thereof acting under the authority of Section V.

               13. "Incentive Stock Option," hereinafter sometimes called an "ISO," means a stock option meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

               14. "Key employee" means an employee who is a director or officer, or in a managerial, professional, or other key position as determined by the granting authority.

               15. "OUTSIDE DIRECTOR" MEANS A DIRECTOR OF THE COMPANY WHO IS NOT A FULL-TIME EMPLOYEE NOR A CONSULTANT NOR AN OFFICER OF THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY.

               16.  "Performance  award"  means an  award  granted  pursuant  to
Section XII.

               17. "Performance period" means the period specified by the grant of a performance award during which specified performance criteria are to be measured.

               18. "Restricted stock" means any share issued with the restriction that the holder may not sell, transfer, pledge, or assign such share and such other restrictions (which may include, but are not limited to, restrictions on the right to vote or receive dividends) which may expire separately or in combination, at one time or in installments all as specified by the grant.

               19. "Share" means a share of Class A common stock of the Company issued and reacquired by the Company or previously authorized but unissued.

               20. "Shareholder-approved plan" means this Program or any other plan or program hereafter approved by shareholders of the Company.

               21. "Stock appreciation right," hereinafter sometimes called an "SAR," means the right of the holder thereof to receive, pursuant to the terms of the SAR, a number of shares or cash or a combination of shares and cash, based on the increase in the value of the number of shares specified in the SAR, as more particularly set forth in Section X.

               22. "Terminate" means cease to be an employee OR DIRECTOR of the Company, AS THE CASE MAY BE, except by death.

               23. (A) "Terminate normally" for A KEY employee participating in this Program means terminate:

                      (a) at normal retirement time for that employee,

                      (b) as a result of that employee's becoming incapacitated, or

                      (c) with written approval of the granting authority given in the context of-recognition by the granting authority that any outstanding award to that employee will not expire or be annulled because of such termination and, in each such case, without being terminated for cause.

                   (B) "TERMINATE NORMALLY" FOR AN OUTSIDE DIRECTOR PARTICIPATING IN THE PROGRAM MEANS (A) THE VOLUNTARY RESIGNATION OF SUCH DIRECTOR FROM THE BOARD OF DIRECTORS OR (B) THE REMOVAL OF SUCH DIRECTOR FROM THE BOARD WITHOUT CAUSE.

               24. "Year" means calendar year.

               III. Administration. The Board shall administer this Program, shall conclusively interpret its provisions, and may decide all questions of fact arising in its application. The Board may act pursuant to any provision of this Program through the BCC. A determination to consent to or disapprove the election by the holder of an SAR who is a director or officer to receive cash in full or partial settlement of such right can be made only by the BBC. Insofar as this Plan applies to employees who are neither members of the Board nor officers, determinations and interpretations in individual cases can be made by or at the direction of the Chairman of the Board or the President. Such determinations and interpretations shall be binding and conclusive upon the individual employees involved and all person claiming under them.

               The Board and the BCC can act either by regulation, by making individual determinations, or by both. The Chairman of the Board, the President and persons designated by them can act under this Program only by making individual determinations.

               This Program and all action taken under it shall be governed, as to construction and administration, by the laws of the State of New York.

               An award under this Program is not ASSIGNABLE, EXCEPT AS PROVIDED IN THE AWARD IN THE CASE OF DEATH, AND IS NOT subject, in whole or in part, to attachment, execution, or levy of any kind.

               Any rights with respect to an award granted under this Program existing after the grantee dies are exercisable by the grantee's designated beneficiary or, if there is no designated beneficiary, by the grantee's personal representative.

               IV. Board Compensation Committee (BCC). The Board shall appoint a BCC. In respect to each year under this Program, the BCC shall establish a ceiling on the aggregate number of Shares that can be awarded under the Program.

               V. Right to Grant Awards. The right to grant awards under the Program to any KEY employee who is an officer of the Company is reserved to the BCC. The right to grant awards under this Plan to any KEY employee who is not a member of the Board is reserved to the BCC, which shall act upon the recommendation of the Board. THE RIGHT TO GRANT AWARDS UNDER THE PROGRAM TO ANY OUTSIDE DIRECTOR IS RESERVED TO THE FULL BOARD OF DIRECTORS.

               VI. Term. The term of this Program begins on January 1, 1989 and ends on December 31, 1998.

               VII. Awards  Grantable.  (1) SUBJECT TO ADJUSTMENT AS PROVIDED IN
ARTICLE VIII, THE AGGREGATE NUMBER OF SHARES THAT MAY BE ISSUED OR TRANSFERRED UNDER THE PROGRAM IS 500,000 SHARES PLUS, (I) ANY SHARES WHICH ARE FORFEITED
UNDER THE PROGRAM AFTER THE PROGRAM BECOMES EFFECTIVE; PLUS (II) ANY SHARES SURRENDERED TO THE COMPANY IN PAYMENT OF THE EXERCISE PRICE OF OPTIONS ISSUED UNDER THE PROGRAM OR IN PAYMENT OF ANY FEDERAL, STATE OR LOCAL INCOME OR OTHER TAXES REQUIRED BY LAW TO BE WITHHELD WITH RESPECT TO AWARD GRANTS UNDER THE PROGRAM. HOWEVER, NO AWARD MAY BE ISSUED THAT WOULD BRING THE TOTAL OF ALL OUTSTANDING AWARDS UNDER THE PROGRAM TO MORE THAN 750,000 SHARES OF CLASS A COMMON STOCK OF THE COMPANY. THE SHARES MAY BE AUTHORIZED BUT UNISSUED SHARES OR TREASURY SHARES.

               (2) The total number of Shares effectively granted during any year under this Program may not exceed any ceiling established by the BCC with respect to such year.

               The total number of shares effectively granted at any time shall be deemed to include (a) the maximum number of shares required (exclusive of dividend equivalents) for stock options (whether granted as ISOs or nonqualified stock options), SARS, restricted stock or performance awards payable in shares then outstanding, and (b) the number of shares that could be purchased (i) at their fair market value on the date of grant of performance awards payable other than in shares and (ii) with an amount equal to the maximum settlement value of such performance awards at such time. Any share ceases to be effectively granted if an award expires.

               VIII. Adjustments. Whenever a stock split, stock dividend, or other relevant change in capitalization occurs,

                      1. the number of shares that can thereafter be obtained under outstanding awards and the purchase price per share, if any, under such awards, and

                      2. every number of shares used in determining whether a particular award is grantable thereafter, shall be appropriately adjusted by the FULL BOARD OF DIRECTORS OR THE BCC, whose determination shall be final and binding.

               IX. Stock Options. one or more grantable stock options can be granted to any eligible GRANTEE. Stock options may be either ISO's or options not intended to qualify as an ISO. OPTIONS GRANTED TO OUTSIDE DIRECTORS SHALL NOT QUALIFY AS ISOS. Each stock option so granted shall be subject to the following conditions:

                   1. The exercise price per share shall be specified by the grant but, in the case of ISOs, shall in no instance be less than 100 percent of fair market value at the time of grant (110 % if the grantee is a 10% stockholder) Payment of the exercise price shall be made in cash, shares, or other consideration in accordance with the terms of this Program and of any applicable regulations of the granting authority in effect at the time of exercise and such consideration shall be valued at its fair market value on the date of exercise of the stock option.

                   2. If the grantee has not died or terminated, the stock option shall become exercisable at the time specified by the grant.

                   3. Any stock option or portion thereof that is exercisable is exercisable for the full amount or for any part thereof, except as otherwise specified by the grant.

                   4. Each stock option ceases to be exercisable, as to any share, when the stock option is exercised to purchase that share, or when a related SAR is exercised either by the holder or automatically in Accordance with its terms, or when the stock option expires.

                   5. A stock option that is exercisable shall expire in the following situations:

                      (a) if the grantee is then living, it shall expire:

                          (i) ten  years  after  it is  granted  (5 years if the
grantee is a 10% stockholder),

                          (ii) five years after the grantee terminates normally,
or

                          (iii) at any earlier time or under such  circumstances
as specified by the grant;

                      (b) if the grantee terminates but does not terminate normally, it shall expire at the time of termination;

                      (c) if   the   grantee   after   terminating   engages  in
detrimental activity, it shall expire as of the date such activity is determined to be detrimental; or

                      (d) if the grantee dies, it shall expire at the earlier of:

                          (i) one year after the grantee's death, or

                          (ii) any earlier time or under such  circumstances  as
               specified by the grant; but, in any case, no later than ten years after it is granted (or 5 years if the grantee was a 10% stockholder). To the extent that an SAR included in a stock option is exercised, such stock option shall be deemed to have been exercised And shall not be deemed to have expired.

               6. All stock options granted hereunder TO KEY EMPLOYEES are hereby designated as ISOs except to the extent otherwise specified by the grant and except to the extent otherwise specified in this paragraph IX (6). ALL STOCK OPTIONS GRANTED HEREUNDER TO OUTSIDE DIRECTORS ARE HEREBY DESIGNATED AS NON-QUALIFIED STOCK OPTIONS. To the extent that the aggregate fair market value of shares with respect to which stock options designated as ISOs are exercisable for the first time by any grantee during any year (under all plans of the Company and any subsidiary thereof) exceeds $100,000, such stock options shall, to such extent, be treated as not being ISOs. The foregoing shall be applied by taking stock options into account in the order in which they were granted. For the purposes of the foregoing, the fair market value of any share shall be determined as of the time the stock option with respect to such share is granted. In the event the foregoing results in a portion of a stock option designated as an ISO exceeding the above $100,000 limitation, only such excess shall be treated as not being an ISO.

               X.     Stock Appreciation Rights (SAR).

                      1. An SAR may be granted as a separate award hereunder. SARS MAY ONLY BE GRANTED TO KEY EMPLOYEES. Any such SAR shall entitle the holder thereof, upon exercise thereof in accordance with such SAR and the regulations of the granting authority, to receive from the Company that number of shares having an aggregate value equal to the excess of the fair market value, at the time of exercise of such SAR, of one share over the exercise price specified in such SAR times the number of shares specified in such SAR, or portion thereof, which is so exercised.

                      2. An SAR granted separate from a stock option shall expire in the following situations:

                      (a) if the grantee is then living, it shall expire:

                          (i) ten  years  after  it is  granted  (5 years if the
               grantee is a 10% stockholder),

                          (ii) five years after the grantee terminates normally,
               or

                          (iii) at any time specified by the grant;

                      (b) if the grantee terminates but does not terminate normally, it shall expire at the time of termination;

                      (c)  if  the   grantee   after   terminating   engages  in
detrimental activity, it shall expire as of the date such activity is determined to be detrimental; or

                      (d) if the grantee dies, it shall expire at the earlier of:

                             (i)    one year after the grantee's death, or

                             (ii) any earlier  time or under such  circumstances
                      specified by the grant; but, in any case, no later than ten years after it is granted (or 5 years if the grantee was a 10% shareholder).

               3. Any stock option granted TO A KEY EMPLOYEE under a shareholder-approved plan may include an SAR, either at the time of grant or by amendment. An SAR included in a stock option shall be subject to such terms and conditions as the granting authority shall impose, which shall include the following:

                      (a) an SAR shall be exercisable to the extent, and only to the extent, the stock option is exercisable; and

                      (b) an SAR shall entitle the optionee to surrender to the Company unexercised the stock option in which it is included, or any portion thereof, and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to (i) the excess of the fair market value, at the time of exercise of such SAR, of one share over (ii) the exercise price specified in such stock option times
        (iii) the number of shares specified in such stock option, or portion thereof, which is so surrendered.

               4. In lieu of the right to receive all or any specified portion of such shares, an SAR may entitle the holder thereof to receive the cash equivalent thereof as specified by the grant.

               5. An SAR may provide that such SAR shall be deemed to have been exercised at the close of business on the business day preceding the expiration of such SAR or the related stock option, if any, if at such time such SAR has positive value and the expiration thereof would have been caused by the passage of

                      (a) ten  years  from  the  date of  grant  (5 years if the grantee is a 10% stockholder), or

                      (b) five years from the date the grantee terminates normally,

                      (c) any earlier time  specified by the grant.  Such deemed exercise shall be settled in shares, in cash, or in shares and cash as specified by the grant.

               XI.    Restricted Stock.

                      1. An award of restricted stock may be granted hereunder to ANY KEY employee, for no cash consideration, for such minimum consideration as may be required by applicable law, or such other consideration as specified by the grant, either alone or in addition to other awards granted hereunder. The provisions of awards of restricted stock need not be the same with respect to each recipient.

                      2. Any restricted stock issued hereunder may be evidenced in such manner as the granting authority in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of restricted stock awarded hereunder, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such award.

                      3. Except as otherwise specified by the grant, if a holder of record of restricted stock terminates, but does not terminate normally, all shares of restricted stock (whether or not stock certificates have been issued) then held by such holder and then subject to restriction shall be forfeited by such holder and reacquired by the Company. Except as otherwise specified by the grant, if a holder of record of restricted stock terminates normally, any and all remaining restrictions with respect to such restricted stock shall expire.

               XII. Performance Awards. Performance awards may be issued hereunder to ANY KEY employee, for no cash consideration, for such minimum consideration as may be required by applicable law, or such other consideration as specified by the grant, either alone or in addition to other awards granted hereunder. The performance criteria to be achieved during any performance to be achieved during any performance period, the formula for valuing the award, if any, the maximum value, if any, and the length of the performance period shall be specified by the grant.

               Performance awards may be paid in cash, shares, or other consideration, or any combination thereof, as specified by the grant. The extent to which performance criteria have been achieved shall be conclusively determined by the granting authority. Performance awards may be payable in a single payment or in installments as specified by the grant and may be payable upon attaining performance criteria or deferred to such later date or dates as are specified by the grant.

               If the grantee terminates but does not terminate normally, any performance award or installment thereof not payable prior to the grantee's termination shall never become payable to the grantee.

ADDITIONAL GENERAL PROVISIONS

               XIII. Amendments to the Program. The Board can from time to time amend this Program, or any provision thereof, except that, WITHOUT STOCKHOLDER
APPROVAL:

               1. the maximum number of shares that may be effectively granted under the Program to eligible employees in the aggregate cannot be increased;

               2. the requirements as to eligibility for an award cannot be reduced;

               3. the minimum limitations with respect to the required continuity of employment following the grant of INCENTIVE stock options, and the prices at which shares may be optioned PURSUANT TO ISOS, cannot be decreased and no INCENTIVE stock option can be authorized that is exercisable more than ten years after the date of grant.

               XIV. Withholding Taxes. The Company shall have the right to deduct from any cash payment made under this Program any federal, state or local income, or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of a stock option or SAR, upon payment of a performance award, upon delivery of restricted stock or upon exercise, settlement or payment of any award under this Program, that the grantee of such award pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any stock option, SAR, or restricted stock award granted under this plan may provide by the grant that the grantee of such award may elect, in accordance with any applicable regulations of the granting authority, to pay a portion or all, of the amount of such minimum required or additional permitted withholding taxes in shares. The grantee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such grantee or a portion of the shares that were or otherwise would be distributed to such grantee pursuant to such award having a fair market value equal to the amount of such required or permitted withholding taxes to be paid in shares.

                                                                        APPENDIX

                              CONCORD FABRICS INC.
      CLASS B PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned Stockholder(s) of Class B Common Stock of CONCORD FABRICS INC. (the 'Corporation') hereby appoints Alvin Weinstein and David Weinstein, or either of them, with full power of substitution and revocation to each, for and in the name of the undersigned, with all the powers the undersigned would possess if personally present, to vote the Class B Common Stock of the undersigned in the Corporation at the meeting of its Stockholders to be held January 14, 1997 and at any adjournment thereof, for the following matters:

                                     (continued on reverse side)

A [x] Please mark your                                                                  |__
      votes as in this
      example.

FOR all nominees                 WITHHOLD
listed at right                  AUTHORITY
(except as marked to the    to vote for all nominees
contrary below)                  listed at right.
                                                                                                             FOR  AGAINST  ABSTAIN
1. Election of     [  ]            [  ]   Nominees:                2. To ratify the appointment of Arthur    [ ]    [ ]      [ ]
   Directors                              Class A voting with         Andersen LLP as Independent Certified
                                          the Class B Common          Public Accountants of the Corporation
                                          Stock                       for the fiscal year ending August 31,
                                                                      1997.
                                                Alvin Weinstein
Instruction: To withhold authority to vote      Martin Wolfson     3. To approve certain amendments to the   [ ]     [ ]     [ ]
for any individual nominee, write that          Earl Kramer           Corporation's Incentive Plan.
nominee's name on the space provided below.     David Weinstein
                                                Fred Heller        4. In their discretion upon any
                                                                      other matters which may properly
----------------  -------------------                                 come before such meeting.
----------------  -------------------

                                                                     THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.
                                                                     THIS PROXY CONFERS AUTHORITY TO VOTE 'FOR'
                                                                     EACH PROPOSITION LISTED ABOVE UNLESS OTHERWISE
                                                                     INDICATED.

                                                                     IMPORTANT--Please vote, sign and return this
                                                                                 Proxy promptly, so that it will
                                                                                 arrive before the Annual Meeting
                                                                                 on January 14, 1997.







Signed___________________________________________________  _____________________________________ Dated _____________ ,199( )
                    SIGNATURE OF SHAREHOLDER                      SIGNATURE OF SHAREHOLDER

NOTE: Signature(s) should follow exactly the name(s) on the stock certificate. Executor, administrator, trustee, or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

                              CONCORD FABRICS INC.
      CLASS A PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned Stockholder(s) of Class A Common Stock of CONCORD FABRICS INC. (the 'Corporation') hereby appoints Alvin Weinstein and David Weinstein, or either of them, with full power of substitution and revocation to each, for and in the name of the undersigned, with all the powers the undersigned would possess if personally present, to vote the Class A Common Stock of the undersigned in the Corporation at the meeting of its Stockholders to be held January 14, 1997 and at any adjournment thereof, for the following matters:

                                     (continued on reverse side)

A [x] Please mark your                                                                  |_
      votes as in this
      example.

FOR all nominees                 WITHHOLD
listed at right                  AUTHORITY
(except as marked to the    to vote for all nominees
contrary below)                  listed at right.
                                                                                                             FOR  AGAINST  ABSTAIN
1. Election of     [  ]            [  ]   Nominees:                2. To ratify the appointment of Arthur    [ ]    [ ]      [ ]
   Directors                              Class A Common Stock        Andersen LLP as Independent Certified
                                          acting alone only           Public Accountants of the Corporation
                                             Richard Solar            for the fiscal year ending August 31,
                                             George Gleitman          1997.


Instruction: To withhold authority to vote   Class A voting with  3. To approve certain amendments to the   [ ]     [ ]     [ ]
for any individual nominee, write that       the Class B Common      Corporation's Incentive Plan.
nominee's name on the space provided below.  Stock
                                                                   4. In their discretion upon any
                                                                      other matters which may properly
----------------  -------------------        Alvin Weinstein          come before such meeting.
----------------  -------------------        Martin Wolfson
----------------  -------------------        Earl Kramer
                                             David Weinstein          THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.
                                             Fred Heller              THIS PROXY CONFERS AUTHORITY TO VOTE 'FOR'
                                                                      EACH PROPOSITION LISTED ABOVE UNLESS OTHERWISE
                                                                      INDICATED.

                                                                      IMPORTANT--Please vote, sign and return this
                                                                                 Proxy promptly, so that it will
                                                                                 arrive before the Annual Meeting
                                                                                 on January 14, 1997.







Signed___________________________________________________  _____________________________________ Dated _____________ ,199( )
                    SIGNATURE OF SHAREHOLDER                      SIGNATURE OF SHAREHOLDER

NOTE: Signature(s) should follow exactly the name(s) on the stock certificate. Executor, administrator, trustee, or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.
